SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 25, 2002

                          EQCC Receivables Corporation

                                  (Depositor)

Delaware                      33-66152                      59-3170055
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



10401 Deerwood Park Blvd, Jacksonville, FL                  32256
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 904-987-5000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                          EQCC Receivables Corporation
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2

On June 25, 2002, The Bank of New York, as Trustee for EQCC Trust 2001-2 made a monthly distribution of principal and/or interest to the Holders of the EQCC Asset Backed Certificates, Series 2001-2. The monthly distributions were made pursuant to the terms of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2001 by and among EQCC Receivables Corporation as Depositor, EquiCredit Corporation of America, as Transferor and Initial Servicer, Bank of America, N.A., as Advancing Party, Fairbanks Capital Corp., as Expected Successor Servicer and The Bank of New York, as Trustee.

All capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of EQCC Asset Backed Certificates, Series 2001-2 relating to the Distribution Date of June 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2002


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99 Report to Holders of EQCC Asset Backed Certificates, Series 2001-2 relating to the Distribution Date of June 25, 2002 prepared by the Trustee pursuant to the terms of the Pooling and Servicing Agreement.


99                  Monthly Remittance Statement dated June 25, 2002



                             Payment Date: 06/25/02


          ------------------------------------------------------------
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1      1,691,929,939.68    2.820000%    69,509,033.05  3,710,966.33   73,219,999.38       0.00       0.00
                        A2      1,533,471,452.18    2.820000%    80,174,187.98  3,363,414.05   83,537,602.03       0.00       0.00
                        A3        809,789,066.56    2.820000%    44,415,867.24  1,776,137.35   46,192,004.59       0.00       0.00
                        A4        956,422,852.75    2.820000%    33,534,943.84  2,097,754.12   35,632,697.96       0.00       0.00
                        A5        702,373,317.15    2.820000%    35,225,062.18  1,540,538.81   36,765,600.99       0.00       0.00
                        A6      1,398,345,311.93    5.470000%    41,002,621.25  6,374,124.05   47,376,745.30       0.00       0.00
                        A7      1,541,479,202.03    5.470000%    53,965,102.33  7,026,576.03   60,991,678.36       0.00       0.00
                        X                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
Residual                R1                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R2                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
                        R3                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -      8,633,811,142.26     -          357,826,817.87 25,889,510.74  383,716,328.61     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1      1,622,420,906.62            0.00
                                A2      1,453,297,264.20            0.00
                                A3        765,373,199.32            0.00
                                A4        922,887,908.91            0.00
                                A5        667,148,254.97            0.00
                                A6      1,357,342,690.68            0.00
                                A7      1,487,514,099.70            0.00
                                X                   0.00            0.00
Residual                        R1                  0.00            0.00
                                R2                  0.00            0.00
                                R3                  0.00            0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -      8,275,984,324.39   -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/02


          ------------------------------------------------------------
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1  1,691,929,939.68     2.820000% 26882JAE6    34.806204      1.858243    812.416892
                           A2  1,533,471,452.18     2.820000% 26882JAF3    40.444267      1.696691    733.123011
                           A3    809,789,066.56     2.820000% 26882JAG1    42.090015      1.683129    725.294161
                           A4    956,422,852.75     2.820000% 26882JAH9    30.063827      1.880621    827.362126
                           A5    702,373,317.15     2.820000% 26882JAJ5    41.345045      1.808191    783.058228
                           A6  1,398,345,311.93     5.470000% 26882JAK2    25.944136      4.033185    858.849572
                           A7  1,541,479,202.03     5.470000% 26882JAL0    30.218466      3.934623    832.952994
                           X               0.00     0.000000%               0.000000      0.000000      0.000000
Residual                   R1              0.00     0.000000%               0.000000      0.000000      0.000000
                           R2              0.00     0.000000%               0.000000      0.000000      0.000000
                           R3              0.00     0.000000%               0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -   8,633,811,142.26       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                               EQCC Trust 2001-2
                 EQCC Asset Backed Certificates, Series 2001-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prinbalance 1,673,475,599.51 1,508,567,099.56   793,687,806.42   957,545,174.56
Loan count             14711            14255             9111            10521
Avg loan rate      9.131840%        9.959156%        9.763656%       10.522012%
Prepay amount  59,864,047.70    69,571,456.44    39,536,861.11    27,475,490.80

                                                                          Total
                                                                          -----
Prinbalance   688,287,403.18 1,392,443,658.61 1,518,027,909.44 8,532,034,651.28
Loan count              3567            20419            19263            91847
Avg loan rate      9.078136%       10.932005%        9.803506%             9.90
Prepay amount  30,710,794.44    33,405,889.47    46,516,558.63   307,081,098.59


--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees  660,120.04       661,239.93       327,463.60       387,660.58
Sub servicer fees       0.00             0.00             0.00             0.00
Trustee fees            0.00             0.00             0.00             0.00

Agg advances             N/A              N/A              N/A              N/A
Adv this period         0.00             0.00             0.00             0.00

                                                                          Total
                                                                          -----
Master serv fees  273,214.55       646,018.21       635,737.77     3,591,454.68
Sub servicer fees       0.00             0.00             0.00             0.00
Trustee fees            0.00             0.00             0.00             0.00

Agg advances             N/A              N/A              N/A              N/A
Adv this period         0.00             0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses         0.00        10,144.86             0.00        -5,258.15
Cumulative losses  80,961.07        45,972.58        10,608.79       104,308.54

                                                                          Total
                                                                          -----
Realized losses    20,132.67        98,423.93        17,505.96       140,949.27
Cumulative losses  32,949.38       158,809.54        78,846.89       512,456.79


Coverage Amounts
----------------
Bankruptcy              0.00             0.00             0.00             0.00
Fraud                   0.00             0.00             0.00             0.00
Special Hazard          0.00             0.00             0.00             0.00

                                                                          Total
                                                                          -----
Bankruptcy              0.00             0.00             0.00             0.00
Fraud                   0.00             0.00             0.00             0.00
Special Hazard          0.00             0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%          8,633,811,142.26
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                        5882               467,336,326.42
60 to 89 days                        2575               212,673,613.36
90 or more                           5747               503,719,569.39
Foreclosure                          4836               452,886,257.15

Totals:                             19040             1,636,615,766.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                              4,405,997.42
Current Total Outstanding Number of Loans:                                57

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount          383,716,328.61        383,716,328.61
Principal remittance amount          357,826,817.87        357,826,817.87
Interest remittance amount            25,889,510.74         25,889,510.74